Exhibit 99.1

FOURTH QUARTER 2007
FINANCIAL SUPPLEMENT

If you need further information, please contact:

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

TABLE OF CONTENTS

Page

Performance Highlights	3

Restructuring, Repositioning, and Efficiency Initiatives	5

Consolidated Results
Income Statement
Summary Income Statement	6
Income Statement	7
Other Income and Other Expense	8
Balance Sheet
Period End Balance Sheet	9
Average and Period End Loans	10
Average Balance Sheet	11
Average Balance Sheet: Income & Expense	12
Average Balance Sheet: Yields & Rates	13
Mortgage Servicing Rights	14

Credit Quality
Asset Quality Highlights - Allowance Detail	15
Asset Quality Highlights - Key Ratios & Metrics	16
Asset Quality Highlights - Key Portifolios	17

Business Segment Detail
Segment Highlights	18
Retail/Commercial Banking	19
Mortgage Banking	20
Mortgage Banking: Origination Income	21
Mortgage Banking: Origination Metrics	22
Mortgage Banking: Servicing	23
Capital Markets	24
Corporate	25

Capital Highlights	26

Glossary of Terms	27

Other Information
This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, natural disasters, and items mentioned in this financial supplement and in FHN's most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

PERFORMANCE HIGHLIGHTS

Summary of Fourth Quarter 2007 Significant Items (in millions)

Segment	Item	Income Statement	Pre-Tax	Comments

Retail/Commercial Bank	Loan loss reserves	Provision for loan losses	($156.6)	Increased reserves reflecting higher inherent losses in construction portfolios and high risk geographic areas.

	Merchant Services earn-out gain	Discontinued Operations	$6.8	Gain from earn-out associated with 1Q06 divestiture. After-tax gain of $4.2 million.

	Consumer lending adjustments	Noninterest income: Other	($9.4)	LOCOM and other loan sale adjustments.

Mortgage	Goodwill impairment	Noninterest expense: Goodwill Impairment	($71.1)	Writing off all goodwill in business following updated valuation, based on strategic cash flow projections and market-to-book values. $40.4 million not tax deductible.

	Adjustment to MSR and other retained interest valuations	Noninterest income: Mortgage Banking	($135.3)	Reduction in values from placing more emphasis on broker price discovery.

	LOCOM on non-conforming loans in warehouse	Noninterest income: Mortgage Banking	($10.9)	Adjustments to carrying values.

	Legal settlement accrual	Noninterest expense: Other: Other	($4.8)	Personnel-related litigation matter.

Corporate	Restructuring, Repositioning & Efficiency Initiatives	Noninterest expense: Various	($35.9)	Expenses from severance & technology projects. Detailed further on page 5.

	Visa legal matter accrual	Noninterest expense: Other	($55.7)
Associated with proportionate interest in Visa and contingent guarantee of certain litigation matters.  Any expense recognized is expected to reverse upon Visa's completion of its IPO, expected in 2008.

	First Horizon Bank branch divestiture	Noninterest income: Gains on divestitures	$15.7	Completed disposition of 15 First Horizon Bank branches. See page 5.

	Sale of MSR	Noninterest income: Mortgage Banking	($6.4)	Transaction costs for sale of MSR on $7.3 billion of principal balances. See page 5.

	Net securities losses	Noninterest income: Securities (losses)/gains, net	($10.4)	Associated with other equity securities.

(Fourth Quarter 2007 vs. Third Quarter 2007)

Retail/Commercial Banking
- Regional Banking net interest margin of 4.88% for fourth quarter
- Segment net interest margin declined to 3.71% compared to 3.88% in third quarter
- Reflects increase in nonaccrual loans and not passing all Federal Reserve rate cuts to deposit customers
- Noninterest income decreased 2%
- No consumer loan sales executed during the current quarter; two sales in third quarter
- $230.0 million held-for-sale warehouse was transferred to the loan portfolio
- Partially offset by increases in fees from deposit accounts
- Increased provision for loan losses reflects inherent losses within national construction portfolios
- Noninterest expense increases from losses on owned real estate and reductions in value of low income housing investments
- Partially offset by lower variable compensation costs from reduced loan originations and effect of efficiency initiatives
- Completed disposition of 15 First Horizon Bank branches
- 19 additional branches expected to be sold in first quarter 2008
- Loans of $290 million and deposits of $230 million remain classified as held-for-sale

PERFORMANCE HIGHLIGHTS (continued)

(Fourth Quarter 2007 vs. Third Quarter 2007)

Mortgage Banking
- Increased origination income
- 25.6% decrease in deliveries and 5.5% decrease in originations
- Gain (loss) on sale margin improved to 5 basis points from (33) basis points
- Trading losses caused by spread widening on adjustable rate and non-agency eligible production
- LOCOM adjustments made to reflect current market valuations
- Hedging results negatively impacted earnings by $18 million vs. $22 million positive effect in third quarter
- Represents effects of capital markets volatility and lower liquidity in certain hedging instruments
- Resulted in increased transaction costs
- Net interest income declined in line with decrease in average warehouse balance
- Partially offset by increase in warehouse spread
- Value of MSR and other retained interests reduced by $135.3 million from placing more emphasis on broker price discovery
- Decrease in servicing runoff to $40.9 million for third quarter from $49.0 million in prior quarter
- Results from decreased opportunity for non-conforming loans to refinance due to increased interest rates
- Noninterest expense increased to $174.3 million in fourth quarter from $108.6 million in third quarter
- $71.1 million impairment of goodwill in fourth quarter
- Recognition of $4.8 million legal settlement in current quarter
- Slightly offset by effects of lower production volumes and efficiency initiatives

Capital Markets
- Fixed income revenues were $77.1 million in current quarter compared to $46.0 million in prior quarter
- Increase in activity during fourth quarter as Federal Reserve lowered rates resulting in a steeper yield curve
- Other product revenues increased to $23.8 million from $15.8 million
- Small pooled trust preferred transaction executed at minimal profitability due to illiquidity in the credit markets
- Increase in noninterest expense resulting from higher production levels

Corporate Segment
- $55.7 million of expense recognized related to a contingent guarantee for certain Visa litigation matters
- Accrued as FHN's pro rata share of the expected resolution of these items
- Expense recognized is expected to reverse upon Visa's completion of its IPO, which is expected in 2008
- $26.6 million recognized for restructuring, repositioning and efficiency initiatives (detail on next page)
- Current quarter included $35.9 million of expenses, including $17.4 million of asset impairments
- $15.7 million gain recognized on disposition of 15 First Horizon Bank branches
- $6.4 million of transaction costs from sale of mortgage servicing rights presented as reduction of Mortgage Banking income
- Prior quarter included $32.8 million of expenses for these initiatives
- Equity securities losses of $10.4 million in current quarter for impairment of other equity securities

Taxes
- Negatively affected by $40.4 million of non-deductible goodwill associated with Mortgage segment goodwill impairment

Asset Quality
- Provision increased to $156.6 million in the current quarter compared to $43.3 million in third quarter
- Thorough review of portfolios and reserve models
- Increased loss probability and severity assessments in certain higher risk housing markets
(e.g., Florida, California, Virginia, Arizona, Georgia and Nevada) and certain higher risk product structures
- Tightened underwriting standards for one-time close and homebuilder finance products
- Conducted intensive asset-by-asset commercial real estate portfolio reviews and increased watch list management focus
- Redeployed resources to assist work out process
- Net charge-offs were 93 basis points driven by one-time close and homebuilder loans in national footprint
- NPAs increased to 166 basis points from 113 basis points reflecting construction loan deterioration in national markets
- Allowance as a percentage of loans ratio increased to 155 basis points from 108 basis points in prior quarter

Capital
- Declared quarterly dividend of $.20 per share
- Provides longer term flexibility to adjust the payout or repurchase shares
- Current Ratios (estimated based on period end balances)
- 6.0% for tangible common equity to risk weighted assets
- 8.0% for Tier I
- 12.5% for Total Capital

EFFICIENCY AND RESTRUCTURING INITIATIVES
Unaudited

(Thousands)

Summary of Key Initiatives
Expected Annualized
	Area	Key Components	Pre-Tax Benefit

	Enterprise Efficiency Initiatives	Organization and compensation redesign	$175 Million
	(3 Phases)	Procurement & multisourcing
Repositioning non-core businesses
Other (facilities, process streamlining, loan divestiture)

	First Horizon Banks Divestiture	Selling 34 full-service locations in VA, MD, GA, TX	$30 Million

	Mortgage Restructuring	Eliminating bottom half of retail sales force
Reducing management & wholesale AEs
Decreasing support staff and back-office costs
Closing over 60 offices
$40 Million

	Downsizing National Lending	Reducing consumer and construction sales forces
Decreasing support staff and back-office costs
Cutting network of national FSMs

Benefits			Estimated Benefits by Business Line
		Expected Timing to Fully Realize	Retail/Comm.		Capital
	Area	Annual Pre-Tax Benefits	Bank	Mortgage	Markets	Corporate

	Enterprise Efficiency Initiatives	Approximately $150 miIlion in annual benefits	40%	40%	15%	5%
		in 4Q07 run-rate; remainder by 1Q08.

	First Horizon Banks Divestiture	By 2Q08, with some in 1Q08	100%

	Mortgage Restructuring	By end of 4Q07		100%

	Downsizing National Lending	Majority by 4Q07; remainder over 2008	100%

Charges for Restructuring, Repositioning, and Efficiency

By Income Statement Impact	4Q07	3Q07	2Q07
Provision for loan losses	-	-	7,700
Noninterest income
Mortgage banking	(6,400)	-	-
Gains on divestitures	15,700	-	-
Noninterest expense
Employee compensation, incentives, and benefits	8,400	9,300	8,000
Occupancy	5,500	5,100	3,700
Operations services	400	-	-
Equipment rentals, depreciation, and maintenance	500	800	5,200
All other expense	21,100	17,600	14,700
Total Income before income taxes	(26,600)	(32,800)	(39,300)

CONSOLIDATED SUMMARY INCOME STATEMENT
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06
Net interest income	$225,987	$237,804	$239,432	$237,419	$245,997	(5)%	(8)%
Noninterest income	103,429	203,475	281,313	272,915	313,342	(49)%	(67)%
Securities (losses)/gains, net	(10,442)	-	(1,014)	10,273	3,002	NM	NM
Total revenue	318,974	441,279	519,731	520,607	562,341	(28)%	(43)%
Noninterest expense	561,559	421,622	457,240	403,012	431,630	33%	30%
Provision	156,519	43,352	44,408	28,486	22,983	261%	581%
Pretax (loss)/income	(399,104)	(23,695)	18,083	89,109	107,728	NM	NM
(Benefit)/provision for income taxes	(146,342)	(9,330)	(3,861)	18,802	31,448	NM	NM
(Loss)/income from continuing operations	(252,762)	(14,365)	21,944	70,307	76,280	NM	NM
Income from discontinued operations, net of tax	4,137	209	179	240	187	NM	NM
Net (loss)/income	$(248,625)	$(14,156)	$22,123	$70,547	$76,467	NM	NM
Common Stock Data
Diluted EPS from continuing operations	$(2.00)	$(.11)	$.17	$.55	$.60	NM	NM
Diluted EPS	(1.97)	(.11)	.17	.55	.60	NM	NM
Diluted shares	126,089	126,058	128,737	128,704	127,784	*	(1)%
Period-end shares outstanding	126,366	126,388	126,237	125,749	124,866	*	1%
Dividends declared per share	$.45	$.45	$.45	$.45	$.45	-	-
Key Ratios & Other
Return on average assets	(2.65)%	(.15)%	.23%	.74%	.77%
Return on average equity	(42.52)%	(2.31)%	3.57%	11.61%	12.08%
Net interest margin	2.77%	2.87%	2.79%	2.84%	2.85%
Tax rate	NM	NM	NM	21.10%	29.19%
Efficiency ratio	176.05%	95.55%	87.98%	77.41%	76.76%
FTE employees	9,941	11,052	11,903	12,018	12,131	(10)%	(18)%
NM - Not meaningful
* Amount is less than one percent.

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06
Interest income	$545,136	$582,735	$594,903	$583,185	$604,562	(6)%	(10)%
Less interest expense	319,149	344,931	355,471	345,766	358,565	(7)%	(11)%
Net interest income	225,987	237,804	239,432	237,419	245,997	(5)%	(8)%
Provision for loan losses	156,519	43,352	44,408	28,486	22,983	261%	581%
Net interest income after
provision for loan losses	69,468	194,452	195,024	208,933	223,014	(64)%	(69)%
Noninterest income:
Capital markets	98,482	63,722	85,054	87,113	92,809	55%	6%
Deposit transactions
and cash management	47,971	44,863	43,079	39,358	43,317	7%	11%
Mortgage banking (a)(c)(d)	(113,965)	39,022	71,300	73,097	87,524	NM	NM
Trust services and investment
management	10,097	9,922	10,628	9,688	10,424	2%	(3)%
Insurance commissions	7,529	6,747	7,674	9,789	8,951	12%	(16)%
Revenue from loan sales and securitizations	(171)	4,774	9,615	9,663	16,276	NM	NM
Securities (losses)/gains, net	(10,442)	-	(1,014)	10,273	3,002	NM	NM
Gains on divestitures (a)	15,695	-	-	-	-	NM	NM
Other (c)	37,791	34,425	53,963	44,207	54,041	10%	(30)%
Total noninterest income	92,987	203,475	280,299	283,188	316,344	(54)%	(71)%
Adjusted gross income after
provision for loan losses	162,455	397,927	475,323	492,121	539,358	(59)%	(70)%
Noninterest expense:
Employee compensation,
incentives and benefits (a)	226,905	236,683	258,191	246,343	257,397	(4)%	(12)%
Occupancy (a)	34,209	34,778	33,402	28,784	29,298	(2)%	17%
Operations services (a)	20,148	18,774	17,457	17,821	17,550	7%	15%
Equipment rentals, depreciation
and maintenance (a)	16,252	17,270	21,791	17,613	17,867	(6)%	(9)%
Communications and courier	10,664	10,959	10,746	11,540	11,978	(3)%	(11)%
Amortization of intangible assets	2,864	2,647	2,623	2,825	2,460	8%	16%
Goodwill impairment	71,074	13,010	-	-	-	NM	NM
Other (a)(b)	179,443	87,501	113,030	78,086	95,080	105%	89%
Total noninterest expense	561,559	421,622	457,240	403,012	431,630	33%	30%
Pretax (loss)/income	(399,104)	(23,695)	18,083	89,109	107,728	NM	NM
(Benefit)/provision for income taxes	(146,342)	(9,330)	(3,861)	18,802	31,448	NM	NM
(Loss)/income from continuing operations	$(252,762)	(14,365)	21,944	70,307	76,280	NM	NM
Income from discontinued operations,
net of tax	4,137	209	179	240	187	NM	NM
Net (loss)/income	$(248,625)	$(14,156)	$22,123	$70,547	$76,467	NM	NM
* Amount is less than one percent.
NM - Not meaningful

4Q07 Key Impacts
(a)	Includes a portion of net charges for $26.6 million, see Restructuring, Repositioning and Efficiency Initiatives page for further details
(b)	Includes amounts related to a legal settlement accrual and estimated legal matter accruals related to VISA
(c)	Includes LOCOM and other loan sale adjustments
(d)	Includes adjustment to MSR and other retained interest valuations

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Other Income
Brokerage management fees and
commissions	$8,747	$9,189	$10,263	$9,631	$9,434	(5)%	(7)%
Bank owned life insurance	6,697	6,260	6,250	5,965	6,054	7%	11%
Bankcard income	6,221	6,329	6,319	6,005	6,386	(2)%	(3)%
Other service charges	3,357	3,581	3,677	3,681	3,556	(6)%	(6)%
Remittance processing	3,450	3,171	3,330	3,500	3,576	9%	(4)%
Reinsurance fees	2,794	2,418	2,056	1,784	2,075	16%	35%
ATM interchange fees	2,224	2,200	2,131	1,917	1,801	1%	23%
Deferred compensation	(1,667)	526	7,603	1,265	8,188	NM	NM
Letter of credit	1,759	1,864	1,495	1,620	1,712	(6)%	3%
Electronic banking fees	1,636	1,631	1,639	1,655	1,505	*	9%
Check clearing fees	1,125	1,275	1,284	1,212	1,386	(12)%	(19)%
Federal flood certifications	1,084	1,207	1,383	1,123	1,121	(10)%	(3)%
Other (c)	364	(5,226)	6,533	4,849	7,247	NM	(95)%
Total	$37,791	$34,425	$53,963	$44,207	$54,041	10%	(30)%

Other Expense
Legal and professional fees (a)	$17,629	$13,532	$14,130	$11,591	$12,046	30%	46%
Computer software (a)	26,185	9,334	9,237	9,186	8,608	181%	204%
Advertising and public relations (a)	10,297	10,475	11,312	10,262	11,162	(2)%	(8)%
Travel and entertainment (a)	5,829	7,065	7,391	5,814	8,518	(17)%	(32)%
Low income housing expense	6,605	4,483	5,082	4,752	6,056	47%	9%
Contract employment	5,202	5,770	5,549	5,022	5,836	(10)%	(11)%
Distributions on preferred stock
of subsidiary	4,679	4,761	4,701	4,658	4,769	(2)%	(2)%
Foreclosed real estate	8,871	1,393	3,492	2,292	1,675	537%	430%
Supplies	3,496	3,382	3,430	3,601	3,177	3%	10%
Loan closing costs	1,279	4,857	3,623	3,024	2,297	(74)%	(44)%
Customer relations	2,834	2,605	2,420	1,942	2,287	9%	24%
Other insurance and taxes	2,684	1,751	2,003	2,403	2,265	53%	18%
Employee training and dues	1,183	1,703	2,028	1,648	1,533	(31)%	(23)%
Fed services fees	1,463	1,540	1,599	1,445	1,445	(5)%	1%
Complimentary check expense	1,206	1,237	1,324	1,291	1,329	(3)%	(9)%
Loan insurance expense	1,073	1,123	1,167	1,247	721	(4)%	49%
Bank examination costs	1,142	1,141	1,091	1,130	1,102	*	4%
Deposit insurance premium	1,223	615	606	883	765	99%	60%
Other (a)(b)	76,563	10,734	32,845	5,895	19,489	613%	293%
Total	$179,443	$87,501	$113,030	$78,086	$95,080	105%	89%
* Amount is less than one percent.
NM - Not meaningful

4Q07 Key Impacts
(a)	Includes a portion of net charges for $21.1 million, see Restructuring, Repositioning and Efficiency Initiatives
(b)	Includes amounts related to a legal settlement accrual and estimated legal matter accruals related to VISA
(c)	Includes LOCOM and other loan sale adjustments

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Assets
Investment securities	$3,032,791	$3,076,360	$3,374,853	$3,310,960	$3,923,484	(1)%	(23)%
Loans held for sale	3,461,712	2,900,464	3,330,489	2,921,629	2,873,577	19%	20%
Loans held for sale-divestiture (a)	289,878	565,492	-	-	-	(49)%	NM
Loans, net of unearned income	22,103,516	21,973,004	22,382,303	22,268,190	22,104,905	1%	*
Federal funds sold and securities
purchased under agreements to resell	1,089,495	1,096,624	1,121,052	1,757,365	1,202,537	(1)%	(9)%
Interest bearing deposits with other financial institutions	39,422	30,993	58,241	15,739	18,037	27%	119%
Trading securities	1,768,763	1,734,653	2,291,704	2,443,342	2,230,745	2%	(21)%
Total earning assets	31,785,577	31,377,590	32,558,642	32,717,225	32,353,285	1%	(2)%
Cash and due from banks	1,170,220	936,707	799,428	861,534	943,555	25%	24%
Capital markets receivables	524,419	1,219,720	1,240,456	1,144,135	732,282	(57)%	(28)%
Mortgage servicing rights, net	1,159,820	1,470,589	1,522,966	1,540,041	1,533,942	(21)%	(24)%
Goodwill	192,408	267,228	279,825	275,582	275,582	(28)%	(30)%
Other intangible assets, net	56,907	58,738	61,947	61,672	64,530	(3)%	(12)%
Premises and equipment, net	399,305	411,515	438,807	445,301	451,708	(3)%	(12)%
Real estate acquired by foreclosure	103,982	75,656	67,499	68,613	63,519	37%	64%
Discontinued assets	-	-	-	358	416	NM	NM
Allowance for loan losses	(342,341)	(236,611)	(229,919)	(220,806)	(216,285)	45%	58%
Other assets	1,949,308	1,874,497	1,654,433	1,935,111	1,715,725	4%	14%
Other assets-divestiture (a)	15,856	22,623	-	-	-	(30)%	NM
Total assets	$37,015,461	$37,478,252	$38,394,084	$38,828,766	$37,918,259	(1)%	(2)%

Liabilities and Shareholders' Equity
Deposits
Savings	$3,872,684	$3,592,732	$3,520,757	$3,607,674	$3,354,180	8%	15%
Other interest-bearing deposits	1,946,933	1,674,624	1,822,076	1,941,422	1,969,700	16%	(1)%
Time deposits	2,826,301	2,822,792	2,885,307	2,876,257	2,924,050	*	(3)%
Interest bearing deposits-divestiture (a)	189,051	361,368	-	-	-	(48)%	NM
Total interest-bearing core deposits	8,834,969	8,451,516	8,228,140	8,425,353	8,247,930	5%	7%
Noninterest-bearing deposits	5,026,417	4,928,233	5,516,735	5,506,791	5,447,673	2%	(8)%
Noninterest-bearing deposits-divestiture (a)	28,750	72,404	-	-	-	(60)%	NM
Total core deposits	13,890,136	13,452,153	13,744,875	13,932,144	13,695,603	3%	1%
Certificates of deposit $100,000 and more	3,129,532	5,142,169	8,016,808	8,559,807	6,517,629	(39)%	(52)%
Certificates of deposit $100,000 and more -divestiture (a)	12,617	41,037	-	-	-	(69)%	NM
Total deposits	17,032,285	18,635,359	21,761,683	22,491,951	20,213,232	(9)%	(16)%
Federal funds purchased and securities
sold under agreements to repurchase	4,829,597	4,039,827	3,841,251	3,173,476	4,961,799	20%	(3)%
Federal funds purchased and securities
sold under agreements to repurchase - divestiture (a)	20,999	-	-	-	-	NM	NM
Trading liabilities	556,144	543,060	658,533	678,796	789,957	2%	(30)%
Commercial paper and other short-term borrowings	3,422,995	2,396,316	246,815	819,768	1,258,513	43%	172%
Term borrowings	6,027,967	5,980,513	5,828,138	5,968,789	5,243,961	1%	15%
Other collateralized borrowings	800,450	820,040	821,966	559,226	592,399	(2)%	35%
Total long-term debt	6,828,417	6,800,553	6,650,104	6,528,015	5,836,360	*	17%
Capital markets payables	586,358	1,053,349	1,144,029	1,088,340	799,489	(44)%	(27)%
Discontinued liabilities	-	-	-	32,608	6,966	NM	NM
Other liabilities	1,305,868	1,253,295	1,332,910	1,205,859	1,294,283	4%	1%
Other liabilities-divestiture (a)	1,925	39,389	-	-	-	(95)%	NM
Total liabilities	34,584,588	34,761,148	35,635,325	36,018,813	35,160,599	(1)%	(2)%
Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,270	-	*
Shareholders' Equity
Common stock	78,979	78,992	78,898	78,593	78,041	*	1%
Capital surplus	361,826	360,016	352,138	341,491	312,521	1%	16%
Undivided profits	1,742,892	2,048,689	2,120,014	2,155,007	2,144,276	(15)%	(19)%
Accumulated other comprehensive (loss)/income, net	(48,101)	(65,870)	(87,568)	(60,415)	(72,448)	(27)%	(34)%
Total shareholders' equity	2,135,596	2,421,827	2,463,482	2,514,676	2,462,390	(12)%	(13)%
Total liabilities and shareholders' equity	$37,015,461	$37,478,252	$38,394,084	$38,828,766	$37,918,259	(1)%	(2)%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent.
(a) Associated with the sale of First Horizon Bank branches

CONSOLIDATED AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Average Loans (Net)
Commercial
Commercial, financial and industrial	$6,957,498	$7,061,103	$7,292,380	$7,131,102	$6,903,708	(1)%	1%
Real estate commercial (a)	1,301,866	1,363,363	1,260,196	1,157,711	1,187,431	(5)%	10%
Real estate construction (b)	2,825,210	2,875,296	2,919,522	2,843,263	2,741,118	(2)%	3%
Total commercial loans	11,084,574	11,299,762	11,472,098	11,132,076	10,832,257	(2)%	2%
Retail
Real estate residential (c)	7,605,345	7,601,422	7,854,784	7,908,039	8,211,506	*	(7)%
Real estate construction (d)	2,096,561	2,144,902	2,095,021	2,045,952	2,081,885	(2)%	1%
Other retail	144,116	149,714	149,976	153,651	160,366	(4)%	(10)%
Credit card receivables	201,153	194,376	194,732	195,209	201,092	3%	*
Real estate loans pledged against
other collateralized borrowings (e)	779,013	808,247	543,771	572,284	406,926	(4)%	91%
Total retail loans	10,826,188	10,898,661	10,838,284	10,875,135	11,061,775	(1)%	(2)%
Total loans, net of unearned income	$21,910,762	$22,198,423	$22,310,382	$22,007,211	$21,894,032	(1)%	*

Period-End Loans (Net)
Commercial
Commercial, financial and industrial	$7,140,087	$6,978,643	$7,218,582	$7,371,873	$7,201,009	2%	(1)%
Real estate commercial (a)	1,294,922	1,326,261	1,389,963	1,144,086	1,136,590	(2)%	14%
Real estate construction (b)	2,753,475	2,828,545	2,830,856	2,931,183	2,753,458	(3)%	*
Total commercial loans	11,188,484	11,133,449	11,439,401	11,447,142	11,091,057	*	1%
Retail
Real estate residential (c)	7,791,885	7,544,048	7,614,887	7,856,197	7,973,313	3%	(2)%
Real estate construction (d)	2,008,289	2,160,593	2,158,775	2,073,293	2,085,133	(7)%	(4)%
Other retail	144,019	144,526	149,157	151,959	161,178	*	(11)%
Credit card receivables	204,812	196,967	194,715	187,658	203,307	4%	1%
Real estate loans pledged against
other collateralized borrowings (e)	766,027	793,421	825,368	551,941	590,917	(3)%	30%
Total retail loans	10,915,032	10,839,555	10,942,902	10,821,048	11,013,848	1%	(1)%
Total loans, net of unearned income	$22,103,516	$21,973,004	$22,382,303	$22,268,190	$22,104,905	1%	*
* Amount is less than one percent.

(a)	Includes nonconstruction income property loans
(b)	Includes homebuilder, condominium, and income property construction loans
(c)	Includes home equity loans and lines of credit
(d)	Includes one-time close product
(e)	Includes on balance sheet securitizations of home equity loans

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Assets:
Earning assets:
Loans, net of unearned income*	$21,910,762	$22,198,423	$22,310,382	$22,007,211	$21,894,032	(1)%	**
Loans held for sale	3,337,237	3,963,650	4,087,446	3,646,252	3,796,828	(16)%	(12)%
Loans held for sale-divestiture (a)	467,424	-	-	-	-	NM	NM
Investment securities:
U.S. Treasuries	36,062	151,831	156,865	50,899	50,891	(76)%	(29)%
U.S. government agencies	2,787,078	2,836,619	3,005,463	3,513,737	3,652,056	(2)%	(24)%
States and municipalities	1,740	1,750	1,769	1,769	1,771	(1)%	(2)%
Other	230,808	237,291	232,850	284,625	279,353	(3)%	(17)%
Total investment securities	3,055,688	3,227,491	3,396,947	3,851,030	3,984,071	(5)%	(23)%
Capital markets securities inventory	1,934,055	1,810,703	2,546,668	2,409,211	2,514,046	7%	(23)%
Mortgage banking trading securities	527,453	545,201	528,457	331,800	327,842	(3)%	61%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,237,957	1,224,193	1,442,951	1,519,375	1,810,935	1%	(32)%
Interest bearing deposits with other financial institutions	28,968	41,118	32,310	19,666	18,091	(30)%	60%
Total other earning assets	1,266,925	1,265,311	1,475,261	1,539,041	1,829,026	**	(31)%
Total earning assets	32,499,544	33,010,779	34,345,161	33,784,545	34,345,845	(2)%	(5)%
Allowance for loan losses	(246,916)	(236,188)	(229,157)	(223,932)	(213,569)	5%	16%
Cash and due from banks	846,793	788,636	804,816	845,987	796,227	7%	6%
Capital markets receivables	182,358	141,519	165,433	137,536	154,908	29%	18%
Premises and equipment, net	407,212	435,480	443,428	449,283	446,556	(6)%	(9)%
Other assets	3,540,575	3,613,812	3,540,463	3,653,625	3,797,814	**	(7)%
Other assets - divestiture (a)	20,868	-	-	-	-	NM	NM
Total assets	$37,250,434	$37,754,038	$39,070,144	$38,647,044	$39,327,781	(1)%	(5)%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest bearing deposits - divestiture (a)	292,615	-	-	-	-	NM	NM
Other interest-bearing deposits	1,685,749	1,777,982	1,892,479	1,927,573	1,792,484	(5)%	(6)%
Savings	3,749,222	3,475,981	3,538,198	3,413,592	3,327,576	8%	13%
Time deposits	2,850,719	2,913,872	2,874,932	2,893,963	2,921,197	(2)%	(2)%
Total interest-bearing core deposits	8,578,305	8,167,835	8,305,609	8,235,128	8,041,257	5%	7%
Certificates of deposit $100,000 and more	4,464,070	6,802,371	8,271,191	8,040,937	9,820,358	(34)%	(55)%
Certificates of deposit $100,000 & more - divestiture (a)	30,499	-	-	-	-	NM	NM
Federal funds purchased and securities
sold under agreements to repurchase	4,936,968	4,964,072	4,967,888	4,505,777	3,888,492	(1)%	27%
Federal funds purchased and securities
sold under agreements to repurchase - divestiture (a)	33,370	-	-	-	-	NM	NM
Capital markets trading liabilities	812,969	773,576	1,054,718	1,166,790	1,322,664	5%	(39)%
Commercial paper and other short-term
borrowings	2,651,882	1,165,801	560,721	987,898	889,802	127%	198%
Long term debt:
Term borrowings	5,981,215	5,837,370	5,887,063	5,807,925	5,307,502	2%	13%
Other collateralized borrowings	813,075	807,143	550,604	581,030	411,466	1%	98%
Total long-term debt	6,794,290	6,644,513	6,437,667	6,388,955	5,718,968	2%	19%
Total interest-bearing liabilities	28,302,353	28,518,168	29,597,794	29,325,485	29,681,541	(1)%	(5)%
Noninterest-bearing deposits	4,838,363	5,096,766	5,304,752	5,104,695	5,293,435	(5)%	(9)%
Other noninterest-bearing deposits-divestiture (a)	54,928	-	-	-	-	NM	NM
Capital markets payables	173,351	139,170	182,960	222,607	247,738	25%	(30)%
Other liabilities	1,262,345	1,276,262	1,206,237	1,235,077	1,299,041	(1)%	(3)%
Other liabilities-divestiture (a)	3,885	-	-	-	-	NM	NM
Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,274	-	**
Shareholders' equity	2,319,932	2,428,395	2,483,124	2,463,903	2,510,752	(4)%	(8)%
Total liabilities and shareholders' equity	$37,250,434	$37,754,038	$39,070,144	$38,647,044	$39,327,781	(1)%	(5)%
* Includes loans on nonaccrual status.
** Amount is less than one percent.
NM - Not meaningful
(a) Associated with the sale of First Horizon Bank branches

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Assets:
Earning assets:
Loans, net of unearned income*	$385,027	$413,376	$413,340	$410,512	$417,262	(7)%	(8)%
Loans held for sale	62,249	66,570	65,923	58,845	63,852	(6)%	(3)%
Investment securities:
U.S. Treasuries	434	1,856	1,853	636	646	(77)%	(33)%
U.S. government agencies	39,027	40,293	42,474	50,221	52,107	(3)%	(25)%
States and municipalities	4	4	4	4	4	-	-
Other	2,904	2,838	2,776	3,514	3,527	2%	(18)%
Total investment securities	42,369	44,991	47,107	54,375	56,284	(6)%	(25)%
Capital markets securities inventory	25,261	25,321	34,087	30,297	34,251	**	(26)%
Mortgage banking trading securities	16,436	16,647	16,029	10,317	9,895	(1)%	66%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	13,485	15,297	18,142	18,821	23,080	(12)%	(42)%
Interest bearing deposits with other financial institutions	450	705	410	260	230	(36)%	96%
Total other earning assets	13,935	16,002	18,552	19,081	23,310	(13)%	(40)%
Total earning assets/interest income	$545,277	$582,907	$595,038	$583,427	$604,854	(6)%	(10)%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$5,976	$6,179	$6,808	$6,889	$6,006	(3)%	**
Savings	30,864	29,140	29,919	26,031	26,253	6%	18%
Time deposits	35,234	34,745	33,555	33,037	33,733	1%	4%
Total interest-bearing core deposits	72,074	70,064	70,282	65,957	65,992	3%	9%
Certificates of deposit $100,000 and more	59,851	92,556	110,630	106,276	132,938	(35)%	(55)%
Federal funds purchased and securities
sold under agreements to repurchase	52,635	60,287	61,745	54,379	46,321	(13)%	14%
Capital markets trading liabilities	10,588	10,295	14,272	16,361	18,560	3%	(43)%
Commercial paper and other short-term
borrowings	30,229	14,827	7,187	12,785	12,099	104%	150%
Long term debt:
Term borrowings	82,870	85,241	83,529	81,834	76,607	(3)%	8%
Other collateralized borrowings	10,902	11,661	7,826	8,174	6,048	(7)%	80%
Total long-term debt	93,772	96,902	91,355	90,008	82,655	(3)%	13%
Total interest-bearing liabilities/interest expense	$319,149	$344,931	$355,471	$345,766	$358,565	(7)%	(11)%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest income-tax equivalent basis	$226,128	$237,976	$239,567	$237,661	$246,289	(5)%	(8)%
Fully taxable equivalent adjustment	(141)	(172)	(135)	(242)	(292)	(18)%	(52)%
Net interest income	$225,987	$237,804	$239,432	$237,419	$245,997	(5)%	(8)%
* Includes loans on nonaccrual status.
** Amount is less than one percent.
Income amounts are adjusted to a fully taxable equivalent. Earning assets income is expressed net of unearned income.
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Assets:
Earning assets:
Loans, net of unearned income*	6.98%	7.39%	7.43%	7.56%	7.56%
Loans held for sale	6.54	6.72	6.45	6.46	6.73
Investment securities:
U.S. Treasuries	4.77	4.85	4.74	5.06	5.04
U.S. government agencies	5.60	5.68	5.65	5.72	5.71
States and municipalities	.82	.83	.98	.97	.98
Other	5.03	4.78	4.77	4.94	5.05
Total investment securities	5.55	5.57	5.55	5.65	5.65
Capital markets securities inventory	5.22	5.59	5.35	5.03	5.45
Mortgage banking trading securities	12.46	12.21	12.13	12.44	12.07
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	4.32	4.96	5.04	5.02	5.06
Interest bearing deposits with other financial institutions	6.17	6.80	5.10	5.35	5.04
Total other earning assets	4.36	5.02	5.04	5.03	5.06
Total earning assets/interest income	6.67%	7.02%	6.94%	6.97%	7.00%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	1.33%	1.38%	1.44%	1.45%	1.33%
Savings	3.19	3.33	3.39	3.09	3.13
Time deposits	4.73	4.73	4.68	4.63	4.58
Total interest-bearing core deposits	3.33	3.40	3.39	3.25	3.26
Certificates of deposit $100,000 and more	5.28	5.40	5.36	5.36	5.37
Federal funds purchased and securities
sold under agreements to repurchase	4.20	4.82	4.99	4.89	4.73
Capital markets trading liabilities	5.17	5.28	5.43	5.69	5.57
Commercial paper and other short-term
borrowings	4.52	5.05	5.14	5.25	5.39
Long term debt:
Term borrowings	5.55	5.85	5.68	5.64	5.78
Other collateralized borrowings	5.36	5.78	5.69	5.63	5.88
Total long-term debt	5.52	5.84	5.68	5.64	5.79
Total interest-bearing liabilities/interest expense	4.49%	4.81%	4.81%	4.77%	4.80%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest spread	2.18%	2.21%	2.13%	2.20%	2.20%
Effect of interest-free sources used to fund
earning assets	.59	.66	.66	.64	.65
Net interest margin	2.77%	2.87%	2.79%	2.84%	2.85%
* Includes loans on nonaccrual status.
Yields are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

First Liens
Fair value beginning balance	$1,429,245	$1,481,727	$1,500,337	$1,495,215	$1,464,360	(4)%	(2)%
Addition of mortgage servicing rights	67,300	97,084	100,550	84,707	86,306
Reductions due to loan payments	(40,930)	(48,964)	(62,661)	(61,698)	(66,937)
Reductions due to sale	(96,502)	-	-	-	-
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(236,695)	(100,602)	118,048	(17,833)	11,601
Reclassification to trading assets	-	-	(174,547)	-	-
Other changes in fair value	(3)	-	-	(54)	(115)
Fair value ending balance	$1,122,415	$1,429,245	$1,481,727	$1,500,337	$1,495,215	(21)%	(25)%

Second Liens
Fair value beginning balance	$28,747	$27,608	$25,710	$24,091	$18,851	4%	52%
Addition of mortgage servicing rights	-	3,587	3,997	3,998	3,931
Reductions due to loan payments	(2,097)	(2,559)	(2,169)	(2,378)	(1,716)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(834)	32	67	(1)	2,411
Other changes in fair value	16	79	3	-	614
Fair value ending balance	$25,832	$28,747	$27,608	$25,710	$24,091	(10)%	7%

HELOC
Fair value beginning balance	$12,597	$13,631	$13,994	$14,636	$15,130	(8)%	(17)%
Addition of mortgage servicing rights	174	87	791	1,041	1,028
Reductions due to loan payments	(736)	(1,124)	(1,154)	(1,683)	(1,385)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(462)	(39)	-	-	(1)
Other changes in fair value	-	42	-	-	(136)
Fair value ending balance	$11,573	$12,597	$13,631	$13,994	$14,636	(8)%	(21)%

Total Consolidated
Fair value beginning balance	$1,470,589	$1,522,966	$1,540,041	$1,533,942	$1,498,341	(3)%	(2)%
Addition of mortgage servicing rights	67,474	100,758	105,338	89,746	91,265
Reductions due to loan payments	(43,763)	(52,647)	(65,984)	(65,759)	(70,038)
Reductions due to sale	(96,502)	-	-	-	-
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(237,991)	(100,609)	118,115	(17,834)	14,011
Reclassification to trading assets	-	-	(174,547)	-	-
Other changes in fair value	13	121	3	(54)	363
Fair value ending balance	$1,159,820	$1,470,589	$1,522,966	$1,540,041	$1,533,942	(21)%	(24)%
* Amount is less than one percent.
(a) Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.

ASSET QUALITY HIGHLIGHTS
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Allowance for Loan Losses
Beginning Reserve	$236,611	$229,919	$220,806	$216,285	$206,829	3%	14%
Provision	156,519	43,352	44,408	28,486	22,983	261%	581%
Divestitures/acquisitions/transfers	4	(5,276)	(12,326)	2,655	-	NM	NM
Charge-offs	(54,891)	(35,858)	(26,493)	(29,665)	(16,535)	53%	232%
Recoveries	4,098	4,474	3,524	3,045	3,008	(8)%	36%
Ending Balance	$342,341	$236,611	$229,919	$220,806	$216,285	45%	58%
Reserve for off-balance sheet commitments	$10,726	$9,002	$10,494	$9,406	$9,378	19%	14%
Total of allowance for loan losses and reserve
for off-balance sheet commitments	$353,067	$245,613	$240,413	$230,212	$225,663	44%	56%

Non-Performing Assets
Retail/Commercial Banking
Nonperforming loans	$283,290	$189,798	$128,025	$73,620	$82,837	49%	242%
Foreclosed real estate	57,749	37,796	36,635	35,388	31,230	53%	85%
Total Retail/Commercial Banking	341,039	227,594	164,660	109,008	114,067	50%	199%
Mortgage Banking
Nonperforming loans - held for sale	23,797	18,508	12,484	10,347	10,793	29%	120%
Foreclosed real estate	27,591	22,250	16,953	16,569	14,168	24%	95%
Total Mortgage Banking	51,388	40,758	29,437	26,916	24,961	26%	106%
Total nonperforming assets	$392,427	$268,352	$194,097	$135,924	$139,028	46%	182%

Other
Loans past due 90 days or more (a)	$241,509	$206,660	$171,027	$169,840	$167,192	17%	44%
Guaranteed portion of loans past due
90 days or more (a)	190,899	158,780	130,858	123,461	128,869	20%	48%

Foreclosed real estate from GNMA loans	18,642	15,610	13,910	16,655	18,121	19%	3%

Period-end loans, net of unearned
income (millions)	$22,104	$21,973	$22,382	$22,268	$22,105	1%	*
Insured loans	913	928	987	847	730	(2)%	25%
Loans excluding insured loans	$21,191	$21,045	$21,395	$21,421	$21,375	1%	(1)%

Off-balance sheet commitments (millions) (b)	$6,929	$7,106	$7,202	$7,586	$7,587	(2)%	(9)%

Nonperforming Loans by Product
Nonperforming loans:
Commercial	$17,024	$22,557	$22,394	$27,500	$36,716	(25)%	(54)%
Commercial real estate	5,174	2,726	2,700	1,673	1,650	90%	214%
Homebuilder/condominium construction	134,995	86,470	37,798	9,279	13,000	56%	938%
Total commercial	157,193	111,753	62,892	38,452	51,366	41%	206%
Retail real estate	10,347	8,789	8,982	5,930	6,497	18%	59%
One-time close	115,750	69,256	56,151	29,238	24,974	67%	363%
Total retail	126,097	78,045	65,133	35,168	31,471	62%	301%
Total loans	$283,290	$189,798	$128,025	$73,620	$82,837	49%	242%

Net Charge-offs by Product
Net charge-offs:
Commercial	$2,581	$10,090	$7,766	$13,911	$6,783	(74)%	(62)%
Commercial real estate	226	398	210	10	83	(43)%	172%
Homebuilder/condominium construction	20,647	4,964	1,263	1,956	33	316%	NM
Total commercial	23,454	15,452	9,239	15,877	6,899	52%	240%
Retail real estate	12,476	6,917	7,575	6,115	3,494	80%	257%
One-time close	11,413	6,207	3,581	2,324	682	84%	NM
Retail non-real estate	3,450	2,808	2,574	2,304	2,452	23%	41%
Total retail	27,339	15,932	13,730	10,743	6,628	72%	312%
Total loans	$50,793	$31,384	$22,969	$26,620	$13,527	62%	275%
(a) Includes loans held for sale.
(b) Amount of off-balance sheet commitments for which a reserve has been provided.
NM - Not meaningful
* Amount is less than one percent.

ASSET QUALITY HIGHLIGHTS
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

FHN Consolidated
Nonperforming loans ratio (a)	1.28%	.86%	.57%	.33%	.37%
Nonperforming assets ratio (b)	1.66	1.13	.81	.56	.58
Allowance to total loans	1.55	1.08	1.03	.99	.98
Allowance to loans excluding insured loans	1.62	1.12	1.07	1.03	1.01
Allowance to nonperforming loans (c)	120.84	124.66	179.59	299.93	261.10
Allowance to nonperforming assets (d)	92.87	94.70	126.60	175.83	168.66
Net charge-off ratio (e)	.93	.57	.41	.48	.25
Coverage ratio (f)	1.68x	1.88x	2.50x	2.07x	4.00x

Retail/Commercial Banking
Nonperforming assets ratio (b)	1.57%	1.05%	.75%	.50%	.52%
Allowance to nonperforming assets	100.38	103.96	139.63	202.56	189.61

Mortgage Banking
Nonperforming assets ratio (g)	.05%	.04%	.03%	.03%	.02%

Asset Quality Metrics

C&I Portfolio
30+ (accruing del.)	.50%	.41%	.66%	.50%	.50%
NPLs	.24	.33	.31	.45	.55
Charge-Offs (qtd ann.)	.20	.57	.45	.55	.40

Consumer Real Estate (Home Equity) Portfolio
30+ (accruing del.)	1.46%	1.14%	1.07%	1.01%	1.06%
NPLs	.12	.11	.10	.07	.07
Charge-Offs (qtd ann.)	.60	.33	.36	.29	.22

Homebuilder Portfolio
30+ (accruing del.)	3.56%	1.25%	1.96%	.82%	.83%
NPLs	6.43	3.93	1.67	.41	.59
Charge-Offs (qtd ann.)	3.82	.89	.22	.35	.02

One-Time Close (OTC) Portfolio
30+ (accruing del.)	2.50%	1.91%	1.08%	1.73%	.85%
NPLs	5.68	3.21	2.60	1.41	1.21
Charge-Offs (qtd ann.)	2.18	1.16	.68	.45	.23

NM - Not meaningful
(a) Ratio is nonperforming loans in the loan portfolio to total loans
(b) Ratio is nonperforming assets related to the loan portfolio to total loans plus foreclosed real estate and other assets
(c) Ratio is allowance to nonperforming loans in the loan portfolio
(d) Ratio is allowance to nonperforming assets related to the loan portfolio
(e) Ratio is annualized net charge-offs to average total loans
(f) Ratio is allowance to annualized net charge-offs
(g) Ratio is nonperforming assets to unpaid principal balance of servicing portfolio

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS
Unaudited

C&I Portfolio: $7.1 Billion (32% of Total Loans)

- Performing well and as expected
- Expecting some impact from residential real estate-related and other, broader economic issues
- Diverse and granular portfolio
- Mostly relationship customers in TN and regional middle market lending efforts
- Subject to quarterly "lumpiness" from individual credits

Consumer Real Estate (primarily Home Equity) Portfolio: $8.6 Billion (39% of Total Loans)

- Performance shows deterioration in Q4 primarily related to higher risk markets
- Geographically diverse
- Top States (TN= 29%, CA = 13%, VA = 4%, WA = 4%, MD = 4%, FL = 3%)
- Strong borrower quality
- 752 avg. origination FICO; 729 avg. portfolio FICO (refreshed)
- Good collateral position
- High LTV loans managed through whole loan insurance
- 84% of uninsured portfolio <90 CLTV
- 16% of uninsured portfolio is HLTV, 64% of which (or 10.4%) have FICO>700
- No longer originating loans>89.9% CLTV
- Good borrower capacity (36% avg. DTI)
- Primarily retail-sourced (85% retail)
- Mix of older vintage loans
- 59% originated prior to 2006

As of Dec. 31, 2007

Homebuilder Portfolio: $2.1 Billion (9% of Total Loans)	Top 10 States
		% OS	% NPL
- Loans to residential builders and developers	TN	19%	2%
- Geographically diverse	FL	13%	34%
- Performance under pressure from housing market (oversupply & lack of mortgage availability)	WA	9%	0%
- Most severe market conditions in Florida, California, Virginia/DC, Nevada, Arizona, and Georgia/Atlanta	CA	9%	15%
- Condominium construction balances relatively small ($291 million) but individual commitments tend to be larger on average	TX	6%	2%
- Land exposure has been reduced	NC	5%	1%
- Managing existing relationships (shrinking business into 2008)	VA	4%	11%
- Devoting additional resources to manage problem loans	MD	4%	0%
	GA	4%	4%
	CO	4%	6%
	As of 12/31/07

One-Time Close (OTC) Portfolio: $2.0 Billion (9% of Total Loans)	Top 10 States
		% OS	% NPL
- Construction-to-perm loans to consumers	CA	21%	29%
- Performance under pressure from housing market, borrower stress	TX	14%	10%
and lack of product salability in the secondary market	UT	8%	2%
- Aggressively managing weakening credits	ID	8%	10%
- Significant changes to business (shrinking business into 2008)	WA	7%	2%
- More equity required, higher FICOs, tighter underwriting processes and guidelines	AZ	5%	3%
- Higher risk product structures have been discontinued (represent 24% of commitments but 75% of losses in 2007)	FL	4%	23%
- Geographically diverse	OR	4%	3%
- Good borrower quality overall - problems are geographically concentrated	VA	2%	4%
- 72% have FICO>700	MD	2%	1%
	As of 12/31/07

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Retail/Commercial Banking
Total revenues(a)	$302,527	$314,976	$324,545	$327,075	$343,294	(4)%	(12)%
Provision for loan losses	156,473	43,349	36,847	28,493	23,263	261%	573%
Noninterest expenses	197,865	193,269	206,217	198,195	211,509	2%	(6)%
Pre-tax (loss)/income	(51,811)	78,358	81,481	100,387	108,522	NM	NM
(Benefit)/provision for income taxes	(12,631)	27,792	22,774	30,258	33,682	NM	NM
Net (loss)/income from continuing operations	(39,180)	50,566	58,707	70,129	74,840	NM	NM
Income from discontinued operations, net of tax	4,137	209	179	240	187	NM	NM
Net (loss)/income	$(35,043)	$50,775	$58,886	$70,369	$75,027	NM	NM

Mortgage Banking
Total revenues(a)	$(88,470)	$62,748	$99,320	$94,077	$112,419	NM	NM
Provision for loan losses	46	3	(111)	(7)	(280)	NM	NM
Noninterest expenses	174,293	108,580	115,565	105,331	108,925	61%	60%
Pre-tax (loss)/income	(262,809)	(45,835)	(16,134)	(11,247)	3,774	473%	NM
(Benefit)/provision for income taxes	(102,598)	(16,612)	(8,493)	(11,782)	319	518%	NM
Net (loss)/income	$(160,211)	$(29,223)	$(7,641)	$535	$3,455	448%	NM

Capital Markets
Total revenues(a)	$101,224	$59,678	$86,552	$83,092	$92,634	70%	9%
Noninterest expenses	80,265	67,339	73,846	79,726	84,075	19%	(5)%
Pre-tax income/(loss)	20,959	(7,661)	12,706	3,366	8,559	NM	145%
Provision/(benefit) for income taxes	7,860	(2,957)	4,741	1,217	3,180	NM	147%
Net income/(loss)	$13,099	$(4,704)	$7,965	$2,149	$5,379	NM	144%

Corporate
Total revenues(a)	$3,693	$3,877	$9,314	$16,363	$13,994	(5)%	(74)%
Provision for loan losses	-	-	7,672	-	-	-	-
Noninterest expenses (b)	109,136	52,434	61,612	19,760	27,121	108%	302%
Pre-tax loss	(105,443)	(48,557)	(59,970)	(3,397)	(13,127)	117%	703%
Income tax benefit	(38,973)	(17,553)	(22,883)	(891)	(5,733)	122%	580%
Net loss	$(66,470)	$(31,004)	$(37,087)	$(2,506)	$(7,394)	114%	799%

Total Consolidated
Total revenues(a)	$318,974	$441,279	$519,731	$520,607	$562,341	(28)%	(43)%
Provision for loan losses	156,519	43,352	44,408	28,486	22,983	261%	581%
Total noninterest expenses	561,559	421,622	457,240	403,012	431,630	33%	30%
Pre-tax (loss)/income	(399,104)	(23,695)	18,083	89,109	107,728	NM	NM
(Benefit)/provision for income taxes	(146,342)	(9,330)	(3,861)	18,802	31,448	NM	NM
Net (loss)/income from continuing operations	(252,762)	(14,365)	21,944	70,307	76,280	NM	NM
Income from discontinued operations, net of tax	4,137	209	179	240	187	NM	NM
Net (loss)/income	$(248,625)	$(14,156)	$22,123	$70,547	$76,467	NM	NM
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes noninterest income and net interest income/(expense)
(b) See page 4 for further details of current quarter impacts.
NM - Not meaningful
* Amount is less than one percent.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Income Statement
Net interest income	$208,943	$219,579	$217,896	$224,116	$228,955	(5)%	(9)%
Noninterest income	93,584	95,397	106,649	102,959	114,339	(2)%	(18)%
Total revenue	302,527	314,976	324,545	327,075	343,294	(4)%	(12)%
Total noninterest expense	197,865	193,269	206,217	198,195	211,509	2%	(6)%
Provision	156,473	43,349	36,847	28,493	23,263	261%	573%
Pretax (loss)/income	$(51,811)	$78,358	$81,481	$100,387	$108,522	(166)%	(148)%

Efficiency ratio	65.40%	61.36%	63.54%	60.60%	61.61%

Balance Sheet
Average loans (millions)	$21,312	$21,773	$21,904	$21,592	$21,471	(2)%	(1)%
Other earning assets (millions)	1,015	685	585	557	413	48%	146%
Total earning assets (millions)	22,327	22,458	22,489	22,149	21,884	(1)%	2%
Total deposits (millions)	$12,196	$12,181	$12,156	$12,143	$12,085	*	1%
Net interest margin	3.71%	3.88%	3.89%	4.10%	4.15%

Noninterest Income Detail
Deposit transactions & cash mgmt	$47,959	$44,855	$43,067	$39,344	$43,299	7%	11%
Insurance commissions	7,486	6,508	7,863	9,586	8,912	15%	(16)%
Trust services & investment mgmt	10,137	9,972	10,671	9,733	10,469	2%	(3)%
Bankcard Income	5,867	5,986	6,007	5,701	6,079	(2)%	(3)%
Other service charges	4,847	4,939	5,496	5,460	5,014	(2)%	(3)%
Check clearing fees	1,126	1,275	1,284	1,212	1,386	(12)%	(19)%
Revenue from loan sales and
securitizations (a)	(171)	4,049	7,680	8,522	13,886	(104)%	(101)%
Miscellaneous revenue	16,333	17,813	24,581	23,401	25,294	(8)%	(35)%
Total noninterest income	$93,584	$95,397	$106,649	$102,959	$114,339	(2)%	(18)%

Key Statistics
Regional Banking (b)
Average loans (millions)	$10,638	$11,130	$11,007	$10,862	$10,688	(4)%	*
Total deposits (millions)	11,548	11,464	11,430	11,407	11,328	1%	2%
Net interest margin	4.88%	5.00%	5.01%	5.17%	5.21%

National Specialty Banking (c)
Average loans (millions)	$10,674	$10,643	$10,897	$10,730	$10,783	*	(1)%
Total deposits (millions)	648	717	726	736	757	(10)%	(14)%
Net interest margin	2.55%	2.77%	2.80%	3.06%	3.13%
Locations
Full-Service Financial Centers	216	233	233	231	229	(7)%	(6)%
First Tennesee	197	199	199	199	197	(1)%	*
First Horizon Bank	19	34	34	32	32	(44)%	(41)%
Trust Assets
Total assets (millions)(d)	$12,300	$12,954	$12,954	$12,878	$12,472	(5)%	(1)%
Total managed assets (millions)(d)	5,880	6,645	6,811	6,700	6,546	(12)%	(10)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Regional Banking includes First Tennessee Bank, First Horizon Banks and Middle Market Lending
(c) National Specialty Banking includes Consumer Lending, Construction Lending, Emerging Businesses & Correspondent Banking
(d) Current quarter is an estimate

MORTGAGE BANKING
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Income Statement
Net interest income	$14,185	$20,590	$24,353	$17,343	$20,857	(31)%	(32)%
Noninterest income
Net origination fees	5,008	(17,494)	67,281	63,641	69,230	(129)%	(93)%
Net servicing fees	(118,107)	49,738	(3,496)	3,008	11,826	(337)%	NM
Other fees	10,444	9,914	11,182	10,085	10,506	5%	(1)%
Total noninterest income	(102,655)	42,158	74,967	76,734	91,562	(344)%	(212)%
Total revenue	(88,470)	62,748	99,320	94,077	112,419	(241)%	(179)%
Noninterest expense**	174,293	108,580	115,565	105,331	108,925	61%	60%
Provision	46	3	(111)	(7)	(280)	NM	NM
Pretax (loss)/income	$(262,809)	$(45,835)	$(16,134)	$(11,247)	$3,774	473%	NM

Efficiency ratio	(197.01%)	173.04%	116.36%	111.96%	96.89%

Balance Sheet
Warehouse (millions)	$2,672	$3,311	$3,531	$3,030	$3,124	(19)%	(14)%
Other earning assets (millions)	981	1,007	995	796	825	(3)%	19%
Total earning assets (millions)	$3,653	$4,318	$4,526	$3,826	$3,949	(15)%	(7)%
Escrow balances (millions)	$1,709	$1,894	$2,032	$1,858	$2,000	(10)%	(15)%
Net interest margin	1.54%	1.89%	2.16%	1.84%	2.10%
Warehouse Spread	1.54%	1.34%	1.14%	1.12%	1.24%

Noninterest Expense Detail
Commissions & incentives	$39,359	$45,112	$50,660	$44,984	$47,428
FAS 91 cost deferral	(3,878)	6,392	(3,832)	(1,816)	(1,131)
Other salaries & benefits	38,727	49,147	55,408	51,882	56,462
Total salaries & benefits	74,208	100,651	102,236	95,050	102,759	(26)%	(28)%
Contract labor & outsourcing	1,968	2,941	2,468	2,574	3,103
Equipment & occupancy	14,814	17,177	16,639	17,221	17,362
Foreclosure provision	4,872	(241)	2,225	1,611	1,042
Other expenses	120,155	44,327	50,602	40,714	38,525
Total expenses before FAS 91 reclass	216,017	164,855	174,170	157,170	162,791	31%	33%
FAS 91 reclassification***	(46,133)	(61,505)	(62,996)	(56,343)	(57,575)
Total noninterest expense before
segment allocations	169,884	103,350	111,174	100,827	105,216
Segment allocations	4,409	5,230	4,391	4,504	3,709
Total noninterest expense	$174,293	$108,580	$115,565	$105,331	$108,925	61%	60%
NM - Not meaningful
* Amount is less than one percent.
** 4Q07 includes $71.1 million of goodwill impairment
*** See Glossary of Terms
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING: ORIGINATION INCOME
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Origination Income
Origination fees	$47,789	$56,042	$68,609	$58,755	$63,255
FAS 91 fee deferral	(4,818)	5,563	(2,436)	(1,016)	(225)
Appraisal, final inspection,
credit report fees	5,387	6,864	7,860	6,544	6,840
Total origination fees	48,358	68,469	74,033	64,283	69,870	(29)%	(31)%
Secondary marketing income
Prime
OMSR, SRP	66,443	96,527	98,072	76,821	68,373
Marketing G/L (Trading Gains)	(17,247)	(57,655)	13,435	17,728	25,897
Concessions	(26,174)	(49,551)	(45,609)	(34,350)	(33,293)
LOCOM	(17,631)	(11,530)	(6,880)	(2,519)	(1,629)
Subtotal Prime	5,391	(22,209)	59,018	57,680	59,348	NM	(91)%
Non-Prime
OMSR, SRP	14	87	(710)	331	2,264
LOCOM	(1,178)	(2,976)	(1,604)	(553)	(2,164)
Recourse Provision*	(1,444)	640	(460)	(1,757)	(2,513)
Subtotal Non-Prime	(2,608)	(2,249)	(2,774)	(1,979)	(2,413)	16%	8%
Total Secondary Marketing income	2,783	(24,458)	56,244	55,701	56,935	NM	(95)%
FAS 91 Reclassification	(46,133)	(61,505)	(62,996)	(56,343)	(57,575)	(25)%	(20)%
Total Origination Income	5,008	(17,494)	67,281	63,641	69,230	NM	(93)%

Margins
Marketing margin on deliveries (bps):
OMSR, SRP	121	131	132	127	113
Marketing G/L (Trading Gains)	(31)	(78)	18	29	41
Concessions	(48)	(67)	(62)	(57)	(53)
LOCOM	(34)	(20)	(12)	(5)	(6)
Recourse Provision*	(3)	1	-	(2)	(4)
Total Marketing Margin on Deliveries	5	(33)	76	92	91
NM - Not meaningful
*Represents the reclassification from expense to secondary marketing income of expected loss provisions related to the recourse obligation on sales of non-prime loans.

MORTGAGE BANKING: ORIGINATION METRICS
Quarterly, Unaudited

						4Q07 Change vs.
($ in millions)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Production
First lien production	$6,308	$6,672	$8,092	$6,302	$6,417	(5)%	(2)%

Breakdown by Product Type
Prime
Conventional Fixed	63%	58%	56%	53%	49%
Conventional ARM	3%	5%	3%	3%	4%
Jumbo Fixed	6%	7%	9%	9%	8%
Jumbo ARM	3%	6%	8%	6%	7%
Alt A	6%	12%	14%	20%	22%
Government	17%	9%	7%	7%	7%
Non Prime	-	-	1%	2%	2%
Other	2%	3%	2%	-	1%

Breakdown by Payment Type
Fully amortizing	89%	78%	71%	70%	70%
Interest only - fixed	7%	13%	18%	20%	14%
Interest only - ARM	4%	9%	11%	10%	15%
Option ARM's	-	-	-	-	1%
Production Refinanced %	47%	31%	38%	45%	44%
Production Purchased %	53%	69%	62%	55%	56%
ARMs % (Excluding Gov't ARMS)	6%	13%	15%	14%	21%

Sales Force
Total Sales Force	1,696	2,124	2,508	2,486	2,440

Warehouse/Pipeline
Ending Warehouse Balance	$2,971	$2,083	$2,950	$2,527	$2,347	43%	27%
Ending Pipeline Balance (Locked)	3,363	4,088	4,288	4,019	3,074	(18)%	9%

Loan Sales (Deliveries)
Prime	5,504	7,398	7,302	5,919	6,062	(26)%	(9)%
Non-Prime	-	1	55	134	192	NM	NM
Total Loan Sales	5,504	7,399	7,357	6,053	6,254	(26)%	(12)%
Definitions:
Prime:	Mortgages made to borrowers who typically have good credit history, full documentation, and standard structures;
"A" market conventional loans have limited credit and other risks.

Alt-A & GSE Expanded Approval: Resembles prime mortgages but lack full documentation or have non-standard structures.
They have more potential risks than prime, but less than non-prime mortgages.

Non-Prime:	Mortgage loans made to borrowers who typically have derogatory information in their credit history;
non-prime loans are also made to borrowers w/ acceptable credit history but have other non-standard loan features.

Government:	FHA/VA loans that are eligible for GNMA securitizations and government guarantees.
NM - Not meaningful
* Amount is less than one percent.

MORTGAGE BANKING: SERVICING
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Servicing Income
Gross Service Fees	$90,153	$90,694	$90,282	$100,077	$99,852
Guarantee Fees	(19,775)	(19,312)	(18,874)	(18,570)	(18,630)
Sub-Service Fee Income	244	1	11	27	7
Lender Paid MI	(21)	(9)	(20)	(2)	(13)
Net Service Fees	70,601	71,374	71,399	81,532	81,216	(1)%	(13)%
Early Payoff Interest Expense	(3,626)	(3,409)	(5,036)	(4,749)	(4,791)
Ancillary Fees	9,192	8,696	7,509	7,951	7,521
Total Service Fees	76,167	76,661	73,872	84,734	83,946	(1)%	(9)%
Change in MSR Value - Runoff	(40,930)	(48,963)	(62,661)	(61,698)	(66,937)	(16)%	(39)%
Net hedging results:
Change in MSR Value - Other than Runoff**	(234,998)	(102,887)	115,739	(17,138)	10,351
MSR Hedge (Losses)/Gains	119,651	126,742	(116,955)	8,773	(7,171)
Change in Trading Asset Value**	(73,496)	(24,046)	28,003	(3,312)	12
Trading Asset Hedge (Losses)/Gains	59,022	29,343	(35,790)	1,226	(844)
Option Expense on Servicing Hedges	(23,523)	(7,112)	(5,704)	(9,577)	(7,531)
Total net hedging results	(153,344)	22,040	(14,707)	(20,028)	(5,183)	NM	NM
Total Servicing Income	(118,107)	49,738	(3,496)	3,008	11,826	NM	NM

Key Servicing Metrics (millions)
Beginning Servicing Portfolio	$108,401	$105,652	$102,822	$101,370	$100,246
Additions to portfolio	6,399	6,484	7,778	6,237	6,333
Prepayments	(2,931)	(2,829)	(3,944)	(3,645)	(3,909)
Amortization	(725)	(707)	(708)	(696)	(687)
Service Release Sales	(166)	(199)	(296)	(444)	(613)
Bulk Sale	(7,269)	-	-	-	-
Ending Servicing Portfolio (Owned)	$103,709	$108,401	$105,652	$102,822	$101,370	(4)%	2%
Avg. Servicing Portfolio (Owned)	$107,259	$107,073	$104,208	$101,992	$100,811	*	6%
Average Loans Serviced (#)	632,482	652,479	643,314	636,496	633,293	(3)%	*

Portfolio Product Mix (Average)
GNMA	8%	7%	8%	8%	8%
FNMA/FHLMC	65%	65%	64%	64%	64%
Private	24%	25%	25%	25%	25%
Sub-Total	97%	97%	97%	97%	97%
Warehouse	3%	3%	3%	3%	3%
Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Net Service Fees - Annualized (bps)	26	27	27	32	32
Total Service Fees - Annualized (bps)	28	29	28	33	33

Ancillary Income per Loan (Annualized)	$58.13	$53.31	$46.68	$49.97	$47.51	9%	22%
Servicing Cost per Loan (Annualized)	$50.56	$48.15	$49.51	$49.44	$49.45	5%	2%

Average Servicing Asset (millions)***	1,353	1,465	1,371	1,505	1,452
Servicing Book Value (bps)	126	137	132	148	144

90+ Delinquency Rate, excluding foreclosures	1.48%	1.18%	.96%	.87%	.89%

Change in MSR Asset /
Average Servicing Asset	46%	7%	19%	19%	18%
Run-Off Rate - Annualized	14%	13%	18%	17%	18%
NM - Not meaningful
* Amount is less than one percent.
** 4Q07 includes a portion of the $135 million valuation adjustment
*** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Income Statement
Interest income/(expense)	$4,258	$1,556	$(6)	$(2,068)	$781	174%	445%
Incremental cost of equity	(3,932)	(3,725)	(3,859)	(3,769)	(4,260)	6%	(8)%
Net interest income/(expense)	326	(2,169)	(3,865)	(5,837)	(3,479)	NM	NM
Noninterest income:
Fixed income	77,126	46,003	48,258	46,313	46,235	68%	67%
Other product revenue	23,772	15,844	42,159	42,616	49,878	50%	(52)%
Total noninterest income	100,898	61,847	90,417	88,929	96,113	63%	5%
Total revenue	101,224	59,678	86,552	83,092	92,634	70%	9%
Noninterest expense	80,265	67,339	73,846	79,726	84,075	19%	(5)%
Pretax income/(loss)	$20,959	$(7,661)	$12,706	$3,366	$8,559	NM	145%

Efficiency ratio	79.29%	112.84%	85.32%	95.95%	90.76%

Balance Sheet
Trading inventory (millions)	$1,934	$1,810	$2,546	$2,409	$2,513	7%	(23)%
Other earning assets (millions)	1,600	1,261	1,442	1,633	1,889	27%	(15)%
Total earning assets (millions)	$3,534	$3,071	$3,988	$4,042	$4,402	15%	(20)%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

						4Q07 Change vs.
(Thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Income Statement
Net interest income/(expense)	$2,740	$6	$1,255	$1,930	$(213)	NM	NM
Net interest expense from
deferred compensation	(207)	(202)	(207)	(133)	(123)	2%	68%
Total net interest income/(expense)	2,533	(196)	1,048	1,797	(336)
Noninterest income	13,269	3,547	1,677	3,028	3,140	274%	323%
Noninterest income from
deferred compensation	(1,667)	526	7,603	1,265	8,188	(417)%	(120)%
Total noninterest income	11,602	4,073	9,280	4,293	11,328	185%	2%
Securities (losses)/gains, net	(10,442)	-	(1,014)	10,273	3,002	NM	(448)%
Total revenue	3,693	3,877	9,314	16,363	13,994	(5)%	(74)%
Noninterest expense	109,958	51,291	49,706	17,391	16,806	114%	554%
Deferred compensation expense	(822)	1,143	11,906	2,369	10,315	(172)%	(108)%
Total noninterest expense	109,136	52,434	61,612	19,760	27,121	108%	302%
Provision	-	-	7,672	-	-
Pretax loss	$(105,443)	$(48,557)	$(59,970)	$(3,397)	$(13,127)	117%	703%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

						4Q07 Change vs.
(Dollars in millions, except per share amounts)	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06

Tier 1 Capital (a)	$2,459.6	$2,666.8	$2,711.3	$2,739.1	$2,696.3	(8)%	(9)%
Tier 2 Capital (a)	1,400.5	1,321.4	1,316.2	1,324.0	1,320.1	6%	6%
Total Capital (a)	$3,860.1	$3,988.2	$4,027.5	$4,063.1	$4,016.4	(3)%	(4)%

Risk-Adjusted Assets (a)	$30,889.4	$31,042.0	$31,224.1	$31,368.0	$30,405.4	*	2%

Tier 1 Ratio (a)	7.96%	8.59%	8.68%	8.73%	8.87%
Tier 2 Ratio (a)	4.54	4.26	4.22	4.22	4.34
Total Capital Ratio (a)	12.50%	12.85%	12.90%	12.95%	13.21%

Leverage Ratio (a)	6.64%	7.12%	7.00%	7.15%	6.94%
Shareholders' Equity/Assets Ratio (b)	5.77	6.46	6.42	6.48	6.49
Tangible Equity/RWA (a)	6.04	6.75	6.86	6.91	6.96

Tangible Book Value	$14.86	$16.51	$16.73	$17.22	$16.90
Book Value	16.83	19.08	19.43	19.88	19.61
NM - Not meaningful
* Amount is less than one percent.
(a) Current quarter is an estimate
(b) Calculated on period-end balances

GLOSSARY OF TERMS

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions:  The net amount of the discount or premium pricing charged to borrowers upon loan origination.  This also includes the servicing release premium paid to correspondents to purchase loans.  Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral:  The timing difference between collecting and recognizing origination fees on a loan.  For loans held for sale, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR):  The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.

Tangible Equity/RWA: Shareholders' equity excluding intangible assets and unrealized gains/losses on available for sale securities and cash flow hedges divided by risk weighted assets.